UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

CID HoldCo, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-42711	99-2578850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100, Las Vegas, Nevada 89118

(Address of Principal Executive Offices) (Zip Code)

(303)-332-4122

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	DAIC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $287.50 per share*	DAICW	The Nasdaq Stock Market LLC

*	Reflects giving effect to the reverse stock split as of 4:01 p.m. Eastern Time on May 29, 2026 as described in the 8-K filed by CID HoldCo, Inc. with the Securities and Exchange Commission on May 28, 2026.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2026, CID HoldCo, Inc., a Delaware corporation (the “Company”), received a written notification (the “Additional Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) identifying an additional basis for the potential delisting of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), from Nasdaq.

As set forth in the Additional Staff Determination, on February 10, 2026, Nasdaq’s staff notified the Company that for the previous consecutive 30 trading days, the market value of its publicly held shares (“MVPHS”) had been below the minimum $15,000,000 required for continued listing on The Nasdaq Global Market as set forth in Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company was provided 180 calendar days, or until August 10, 2026, to regain compliance with the MVPHS Rule. The Company did not regain compliance with the MVPHS Rule by the August 10, 2026 deadline. Accordingly, Nasdaq determined that this matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2026, on August 6, 2026, the Company received a staff determination from Nasdaq (the “Initial Staff Determination”) to delist the Common Stock from Nasdaq pursuant to Nasdaq Listing Rule 5450(b)(2)(A) for failure to satisfy the minimum Market Value of Listed Securities (“MVLS”) requirement of $50 million.

The Company timely requested a hearing before the Nasdaq Hearings Panel (the “Hearings Panel”) with respect to the Initial Staff Determination and the Additional Staff Determination and paid the applicable $20,000 hearing fee (the “Hearing”). The hearing request stayed the suspension of the Company’s securities and the filing of a Form 25-NSE with the Securities and Exchange Commission pending the issuance of a written decision by the Hearings Panel. The Common Stock remains listed on Nasdaq pending the outcome of the Hearing.

The Additional Staff Determination provides that the Hearings Panel will consider this additional deficiency in their decision regarding the Company’s continued listing on The Nasdaq Global Market at the Hearing. The Company intends to present its views with respect to this additional deficiency to the Hearings Panel at its Hearing.

The Company is continuing to pursue potential strategic alternatives to address the deficiencies.

There can be no assurance that the Hearings Panel will grant the Company’s request for continued listing or that the Company will be able to evidence compliance with the applicable listing criteria within any period of time that may be granted by the Hearings Panel. There can be no assurance that the Hearings Panel will decide in the Company’s favor with respect to the Initial Staff Determination, the Additional Staff Determination, or any other matter. The Hearings Panel’s decision will determine the future of trading of the Common Stock on Nasdaq.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2026, CID HoldCo, Inc. (the “Company”) entered into that certain Loan Agreement dated December 4, 2025, including all associated Transaction Documents (the “Loan Agreement”), with J.J. Astor & Co. The obligations under the Loan Agreement are evidenced by that certain Senior Secured Convertible Note dated December 4, 2025 (the “Note”), which is secured by that certain Pledge and Security Agreement (the “Security Agreement”). Pursuant to that certain Note Purchase and Assignment Agreement dated June 22, 2026, by and between J.J. Astor & Co., as seller, and LHT I, LLC, an affiliate of Phillips Equities & Trust, LLC, as buyer (the “Assignment Agreement”), J.J. Astor & Co. sold, assigned, transferred, and conveyed to LHT I, LLC (“LHT I”) all of its right, title, and interest in and to the Note, the Loan Agreement, and the related Transaction Documents, including all obligations, liens, security interests, and collateral rights arising thereunder.

On August 12, 2026, the Company received a Notice of Default and Demand to Assemble Collateral (the “Default Notice”) from counsel to LHT I. The Default Notice states that, as a result of the Company’s numerous failures to make the required Minimum Monthly Installment Payments beginning in January 2026, coupled with the staff determination of delisting made by Nasdaq effective August 6, 2026, the Company is in default of its obligations under the Loan Agreement. Specifically, LHT I alleges that the Company is in breach of Sections 5(a)(i) and 5(a)(v) of the Note.

According to the Default Notice, as of August 12, 2026, the Default Amount owed under the Loan Agreement is $1,057,417.37, inclusive of attorneys’ fees and costs.

Pursuant to Section 4.5 of the Security Agreement, LHT I has demanded that the Company immediately assemble all Collateral (as defined in the Security Agreement) and make it available to LHT I or its representative. The Default Notice further stated that if the Company failed to respond or coordinate collection of the Collateral by 5:00 p.m. Eastern Time on August 13, 2026, LHT I would proceed to exercise all rights and remedies cumulatively available to it under the Loan Agreement and applicable law, including foreclosure on the Company’s assets.

The Company expects the LHT I to proceed with foreclosure on the Company’s assets, which will result in the transfer of a material portion of the Company’s operations and assets.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including statements regarding the Hearing and the outcome of the Hearing, if any, the Company’s pursuit of potential strategic alternatives and the Company’s ability to regain compliance with Nasdaq continued listing requirements, and LHT I’s intend to proceed with foreclosure. All forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are subject to risks and uncertainties, including the risk that the Company may not be successful in its appeal before the Hearings Panel, that the Hearings Panel may not continue the listing of the Common Stock, that additional deficiencies could arise, that the Company may not regain compliance with applicable listing standards, and that the Company’s lenders may exercise remedies including foreclosure on the Company’s assets, which could cause actual results to differ materially from those expressed in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Dot Ai assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CID HoldCo, Inc.

Date: August 18, 2026	By:	/s/ Edmund Nabrotzky
Edmund Nabrotzky
Chief Executive Officer

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